UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06083
Name of Registrant:	Vanguard Ohio Tax-Free Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: November 30, 2016 – May 31, 2017
Item 1: Reports to Shareholders

Semiannual Report | May 31, 2017

Vanguard Ohio Long-Term Tax-Exempt Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	34
Trustees Approve Advisory Arrangement.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended May 31, 2017, Vanguard Ohio Long-Term Tax-Exempt Fund returned more than 5%. That performance put it a little ahead of its benchmark and well over a percentage point ahead of the average return of its peers.

• After slumping in the wake of the U.S. presidential election, demand for municipal bonds rebounded. Supply, up a little in Ohio from the same period a year earlier, was easily absorbed. The mix shifted a bit, with refunding easing slightly and new issuance picking up.

• Because longer-dated and lower-quality investment-grade bonds were the hardest hit, their recovery was more pronounced. The fund had a structural tilt toward lower-quality securities compared with its benchmark, which contributed to its outperformance. Although the fund also held more longer-dated bonds than its benchmark, which added value, that strategy was constrained by a lack of supply among the longest-dated bonds.

Total Returns: Six Months Ended May 31, 2017
		Taxable-
	30-Day SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Ohio Long-Term Tax-Exempt Fund	2.38%	4.44%	1.68%	3.57%	5.25%
Bloomberg Barclays OH Municipal Bond Index					5.14
Ohio Municipal Debt Funds Average					3.83
Ohio Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Ohio Long-Term Tax-Exempt Fund	0.15%	1.01%

The fund expense ratio shown is from the prospectus dated March 28, 2017, and represents estimated costs for the current fiscal year.
the six months ended May 31, 2017, the fund’s annualized expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Ohio Municipal Debt Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

At the end of May, we completed the latest round of expense ratio changes for our U.S.-based funds. The estimated savings for our investors during the six-month period was more than $300 million across our fund lineup—another record for us.1

That’s a remarkable amount, but it’s also business as usual here at Vanguard. After all, we’ve been cutting costs for investors for more than 40 years. Indeed, we’ve become so synonymous with driving down costs that when other investment companies lower their fees, the financial press often refers to it as the “Vanguard effect.”

To be sure, high costs persist in some areas of the industry. But the good news is, our 40-year campaign to lower costs seems to be approaching its mathematical limits, with some fund expenses now near zero not just at Vanguard but at other investment companies as well.

What makes investors successful?

While we’ll continue our drive for cost efficiency, we’ll also keep vigorously promoting our three other linchpin investment principles:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

1 This figure represents cumulative net savings from expense ratio changes for all Vanguard fund share classes announced from December 2016 through May 2017. The estimated savings is the difference between prior and current expense ratios multiplied by average assets under management (AUM). Average AUM is based on averaging one month’s daily average assets over the 12 months of each fund’s fiscal year.

• Discipline. Maintain perspective and long-term discipline.

Today, these tenets are more relevant than ever. They’re essential elements of our Personal Advisor Services recommendations, the model portfolios we develop for financial advisors, and our target-date funds.

We’re convinced that as investors increasingly adopt low-cost portfolios, focusing on goals, balance, and discipline could make the difference between achieving financial objectives and falling short.

Of course, there’s nothing new about our philosophy. And it seems simple enough. But unfortunately, we all have built-in behavioral biases that can make it hard to stick to the plan. We might, for example, allow natural inertia to keep us from rebalancing our portfolios to control risk, or we may become too wedded to an opinion or approach.

Lessons from the last crisis

Although it can be difficult at times to follow proven investing principles, it’s not impossible, even under the most challenging circumstances.

During the financial crisis of 2008–2009, various media outlets asked me whether our investors were pulling out of the

Market Barometer
			Total Returns
		Periods Ended May 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.55%	17.48%	15.37%
Russell 2000 Index (Small-caps)	4.33	20.36	14.04
Russell 3000 Index (Broad U.S. market)	10.06	17.69	15.26
FTSE All-World ex US Index (International)	16.80	18.45	8.86

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.52%	1.58%	2.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.16	1.46	3.31
Citigroup Three-Month U.S. Treasury Bill Index	0.26	0.41	0.12

CPI
Consumer Price Index	1.40%	1.87%	1.27%

market and running for the hills. In actuality, we didn’t see that at Vanguard. Our clients were certainly nervous, and they contacted us more often. But for the most part, they didn’t engage in the excessive, panicked trading that can be so destructive to building wealth. Those who relied on financial advisors who follow our philosophy were wisely counseled to stay the course.

The accompanying chart shows the importance of patience and discipline. Investors who maintained a 60% stock/ 40% bond mix through the bear market were amply rewarded afterward, while those who fled stocks when they hit bottom were left far behind.

It’s not different this time

Today, nearly a decade after the global financial crisis, the world seems very different. Market indexes recently hit a series of all-time highs. With the wind at their backs and the increasing availability of low-cost funds, investors may be tempted to ask, “What could go wrong?” The answer is, “A lot.” Performance chasing and market-timing won’t be any more effective with low-cost funds than they are with high-cost funds.

Reacting to volatility can hurt returns
Investors who kept a balanced portfolio through the 2008–2009 crash were rewarded

Notes: On October 31, 2007, close to the equity market’s peak, the value of a hypothetical 60/40 portfolio is set at 100. Subsequent returns are calculated relative to this starting value of 100. It is assumed that all dividends and income are reinvested in the components of the indexes. The initial allocation for the portfolios was 42% U.S. stocks, 18% international stocks, and 40% U.S. bonds. The rebalanced portfolio is returned to this allocation every month-end. Returns for the U.S. stock allocation are based on the MSCI US Broad Market Index. Returns for the international stock allocation are based on the MSCI All Country World Index ex USA. Returns for the bond allocation are based on the
Bloomberg Barclays U.S. Aggregate Bond Index. Returns for the cash allocation are based on the Citigroup 3-Month U.S. Treasury Bill Index.
Sources: Vanguard, using data provided by Thomson Reuters Datastream.

Whether markets are sunny or stormy, investors need to stick to their investment plans, maintain balanced and diversified portfolios, and think long-term.

We strive to help investors follow the principles that lead to enduring success. I’d like to think that will be the real “Vanguard effect.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 14, 2017

Advisor’s Report

For the six months ended May 31, 2017, Vanguard Ohio Long-Term Tax-Exempt Fund returned 5.25%. That result was better than the 5.14% return of the fund’s benchmark, the Bloomberg Barclays Ohio Municipal Bond Index, which includes bonds across the maturity spectrum. The fund’s return also surpassed the 3.83% average return of peer-group funds. The fund’s 30-day SEC yield rose and then fell, finishing the period little changed.

The fund is permitted to invest in securities that would generate income distributions subject to the alternative minimum tax (AMT). As of the end of the fiscal half year, however, it didn’t own such securities.

The investment environment

During the period, the Federal Reserve increased interest rates twice; the second move, in March, put the federal funds rate at 0.75%–1% and marked just the third time the Fed has raised rates since the financial crisis.

The Fed’s decisions signaled a normalization of monetary policy and came as the U.S. economy posted mostly positive results. Economic growth in the fourth quarter of 2016 was in line with estimates. But GDP growth was lackluster in the first quarter of 2017, largely because of a drop-off in consumer spending. The housing and manufacturing sectors

Yields of Municipal Securities
(AAA-Rated General Obligation Issues)
	November 30,	May 31,
Maturity	2016	2017
2 years	1.16%	0.89%
5 years	1.85	1.22
10 years	2.52	1.90
30 years	3.26	2.74
Source: Vanguard.

reported decent activity during the six months, and in May unemployment hit 4.3%, its lowest level in 16 years. Trends in commodity prices were mixed, but wages ticked up, supporting the outlook for inflation.

The Fed’s positive assessment of future economic expansion carried over to the U.S. stock market, where several indexes hit record highs during the period. Strong corporate earnings and the resilient economy played a part in the rally.

The prospect of tax reform, increased infrastructure spending, and greater deregulation also contributed to a shift toward riskier assets, although that sentiment tapered off toward the end of the period as investors realized that the new administration’s legislative agenda might take time to materialize.

Ohio’s economy grew a little slower than that of the United States as a whole over the six months, according to a gauge of current economic conditions published monthly by the Federal Reserve Bank of Philadelphia. The bank’s index for the Buckeye State rose by just over a half percent from November 2016 through April 2017, the latest month for which data is available, while the increase at the national level was a little above 1%. (Each state’s index incorporates data on nonfarm payroll employment, the jobless rate, average hours worked in manufacturing, and inflation-adjusted wage and salary payments.)

Ohio’s credit rating is very stable. Its budget is balanced thanks to vigilance on the part of the government to address imbalances as they emerge. The state also remains committed to building up its “rainy day” reserve fund, despite further tax cuts that were phased in late last year.

Ohio municipal bonds traced a path very similar to that of the overall muni market, with longer-dated securities and those toward the lower end of the investment-grade credit spectrum tending to perform best.

Management of the fund

We did not make any significant shifts in the fund’s positioning during the six months. The fund maintained a structural overweight to securities toward the long end of the yield curve compared with its benchmark, which spans all maturities. We would have included even more very long-dated securities, but we were constrained by lack of supply.

Our positioning nevertheless helped the fund outperform, as longer-dated securities returned more than their shorter-dated counterparts.

In terms of credit exposure, the fund’s overweight allocation to lower-rated investment-grade securities, and to the A-rated segment in particular, boosted relative performance as well.

The municipal market offers more opportunities to add value through security selection than do many taxable markets.

Over the period, selection helped in a number of segments, including transportation, state general obligation, and school district bonds, but it detracted in others.

Results from our sector allocation also were mixed over this short time frame.

The outlook

Absent an unexpected external shock, the U.S. economy looks set to continue its steady growth, with real GDP likely to be about 2% in 2017, or maybe closer to 2.5% if the implementation of the administration’s agenda helps the economy. Although job growth may slow given the tightening we’ve seen in the labor market, competition for labor could push up the pace of annual wage increases. That should provide some support to inflation in the short term, but not so much as to make it significantly overshoot the central bank’s 2% target.

The Fed raised rates again in June, just after the close of your fund’s fiscal half year, and indicated that it would begin to reduce its balance sheet before year-end. We’re encouraged by the Fed’s gradual and “dovish” approach to normalizing monetary policy and expect it will continue on that path in 2018 given the structural anti-inflationary forces at work in the global economy.

If growth and inflation remain modest, the cost of borrowing shouldn’t get out of hand, especially if yields in the United States remain attractive compared with those of other developed economies. International demand should help cap how high U.S. bond yields can rise.

The pro-business, pro-growth agenda of the new administration could give the economy a boost, but it remains to be seen what will become law and what the financial markets’ reaction will be. Needless to say, we will be closely monitoring developments that could cloud the outlook for munis, such as changes to the marginal tax rates for individuals and corporations, a cap on the level of tax exemption for munis, and increased muni issuance if infrastructure spending ramps up significantly.

Although we may see more volatility in the second half of 2017, we would expect munis to continue to offer relative stability and a steady stream of income. And whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek opportunities to produce competitive returns.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Group
James M. D’Arcy, CFA,
Portfolio Manager
Vanguard Fixed Income Group
June 16, 2017

Ohio Long-Term Tax-Exempt Fund

Fund Profile
As of May 31, 2017

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		OH	Barclays
		Muni Bond	Municipal
	Fund	Index	Bond Index
Number of Bonds	373	1,502	50,785
Yield to Maturity
(before expenses)	2.4%	2.1%	2.1%
Average Coupon	4.6%	4.8%	4.8%
Average Duration	6.9 years	6.6 years	6.2 years
Average Stated
Maturity	17.0 years	14.0 years	12.9 years
Ticker Symbol	VOHIX	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	2.38%	—	—
Short-Term
Reserves	5.1%	—	—

Volatility Measures
	Bloomberg	Bloomberg
	Barclays OH	Barclays
	Muni Bond	Municipal
	Index	Bond Index
R-Squared	0.98	0.98
Beta	1.08	1.11

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	6.1%
1 - 3 Years	2.4
3 - 5 Years	1.6
5 - 10 Years	8.8
10 - 20 Years	41.2
20 - 30 Years	31.9
Over 30 Years	8.0

Distribution by Credit Quality (% of portfolio)

AAA	8.0%
AA	53.8
A	30.7
BBB	6.6
BB	0.2
Not Rated	0.7

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated March 28, 2017, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2017, the annualized expense ratio was 0.15%.

Ohio Long-Term Tax-Exempt Fund

Investment Focus

Ohio Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2006, Through May 31, 2017
				Bloomberg
				Barclays OH
				Muni Bond
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2007	4.32%	-1.61%	2.71%	2.64%
2008	4.13	-7.74	-3.61	-6.73
2009	4.76	8.85	13.61	15.73
2010	4.14	-0.08	4.06	4.20
2011	4.20	1.61	5.81	5.84
2012	3.88	7.20	11.08	9.28
2013	3.48	-7.76	-4.28	-2.71
2014	3.89	6.30	10.19	8.60
2015	3.46	0.44	3.90	3.55
2016	3.15	-2.64	0.51	-0.11
2017	1.68	3.57	5.25	5.14
Note: For 2017, performance data reflect the six months ended May 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Ohio Long-Term
Tax-Exempt Fund	6/18/1990	0.43%	3.93%	3.91%	0.59%	4.50%

See Financial Highlights for dividend and capital gains information.

Ohio Long-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets

As of May 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.6%)
Ohio (99.2%)
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s Hospital
Medical Center of Akron)	5.000%	11/15/24	920	1,056
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s Hospital
Medical Center of Akron)	5.000%	11/15/38	5,000	5,482
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s Hospital
Medical Center of Akron)	5.000%	11/15/42	2,780	2,993
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Summa Health
System Obligated Group)	5.250%	11/15/46	7,000	7,835
Akron OH Income Tax Revenue
(Community Learning Centers)	5.000%	12/1/28	4,000	4,687
Akron OH Income Tax Revenue
(Community Learning Centers)	5.000%	12/1/33	1,500	1,724
Allen County OH Hospital Facilities
Revenue (Catholic Healthcare Partners)	5.250%	9/1/27	4,015	4,463
Allen County OH Hospital Facilities
Revenue (Catholic Healthcare Partners)	5.000%	5/1/33	6,270	6,899
Allen County OH Hospital Facilities
Revenue (Catholic Healthcare Partners)	5.000%	6/1/38	8,000	8,601
Allen County OH Hospital Facilities
Revenue (Catholic Healthcare Partners)	5.000%	5/1/42	10,000	10,884
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/18 (Prere.)	1,065	1,098
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/18 (Prere.)	940	969
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/22	70	72
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/23	120	124
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/24	2,000	2,189
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/27	60	62
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/39	7,000	7,822
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/42	5,880	6,555
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/24	3,500	4,035
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/31	3,000	3,373

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/37	10,305	11,437
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/42	10,755	11,906
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/20 (Prere.)	1,215	1,343
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/46	4,750	5,337
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/46	4,000	4,495
American Municipal Power Ohio Inc. Revenue
(Meldahl Hydroelectric Project)	5.000%	2/15/46	3,000	3,371
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.000%	2/15/26	2,000	2,363
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.000%	2/15/29	7,365	8,476
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.250%	2/15/30	600	684
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.250%	2/15/31	2,500	2,846
Apollo Career Center Joint Vocational School
District Ohio GO	5.250%	12/1/31	1,015	1,162
Apollo Career Center Joint Vocational School
District Ohio GO	5.000%	12/1/38	4,700	5,256
Berea OH City School District GO	4.000%	12/1/47 (15)	750	780
Berea OH City School District GO	4.000%	12/1/53 (15)	2,750	2,840
Bowling Green State University Ohio Revenue	5.000%	6/1/34	1,565	1,805
Bowling Green State University Ohio Revenue	5.000%	6/1/35	1,000	1,150
Bowling Green State University Ohio Student
Housing Revenue (CFP I LLC -
State University Project)	5.750%	6/1/31	2,000	2,127
Bowling Green State University Ohio
Student Housing Revenue
(CFP I LLC - State University Project)	6.000%	6/1/45	2,000	2,125
Butler County OH Hospital Facilities
Revenue (Kettering Health Network)	6.375%	4/1/36	1,350	1,530
Butler County OH Hospital Facilities Revenue
(Kettering Health Network)	5.625%	4/1/41	2,000	2,203
Butler County OH Hospital Facilities Revenue
(UC Health)	5.500%	11/1/20 (Prere.)	1,390	1,590
Butler County OH Hospital Facilities Revenue
(UC Health)	5.750%	11/1/20 (Prere.)	1,305	1,504
Butler County OH Hospital Facilities Revenue
(UC Health)	5.250%	11/1/29	4,000	4,441
Butler County OH Hospital Facilities Revenue
(UC Health)	4.000%	11/15/30	1,010	1,090
Butler County OH Hospital Facilities Revenue
(UC Health)	4.000%	11/15/31	1,075	1,154
Butler County OH Hospital Facilities Revenue
(UC Health)	5.500%	11/1/40	2,770	3,079
Butler County OH Hospital Facilities Revenue
(UC Health)	5.000%	11/15/45	5,000	5,599
Butler County OH Transportation Improvement
District Tax Allocation Revenue	4.000%	12/1/27	615	691

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Butler County OH Transportation Improvement
District Tax Allocation Revenue	4.000%	12/1/28	2,200	2,441
Centerville OH Health Care Revenue
(Graceworks Lutheran Services)	5.250%	11/1/37	1,500	1,593
Central Ohio Solid Waste Authority GO	5.000%	12/1/19 (ETM)	115	126
Central Ohio Solid Waste Authority GO	5.000%	12/1/19	1,195	1,312
Cincinnati OH City School District GO	5.250%	6/1/27	5,550	6,139
Cincinnati OH City School District GO	5.250%	12/1/30 (14)	4,385	5,553
Cincinnati OH City School District GO	5.250%	12/1/31 (14)	3,000	3,817
Cincinnati OH GO	5.000%	12/1/18	1,000	1,061
Cincinnati OH Water System Revenue	5.000%	12/1/31	1,585	1,819
Cincinnati OH Water System Revenue	5.000%	12/1/31	1,000	1,146
Cincinnati OH Water System Revenue	5.000%	12/1/32	1,000	1,146
Cincinnati OH Water System Revenue	5.000%	12/1/36	5,025	5,756
Cincinnati OH Water System Revenue	5.000%	12/1/37	2,000	2,286
Cleveland Heights OH City School District GO	4.500%	12/1/47	4,050	4,338
Cleveland OH Airport System Revenue	5.000%	1/1/26	1,000	1,128
Cleveland OH Airport System Revenue	5.000%	1/1/28	4,530	5,070
Cleveland OH Airport System Revenue	5.000%	1/1/30 (4)	2,000	2,291
Cleveland OH Airport System Revenue	5.000%	1/1/30	5,000	5,545
Cleveland OH Airport System Revenue	5.000%	1/1/31	1,020	1,129
Cleveland OH Airport System Revenue	5.000%	1/1/31 (4)	1,000	1,141
Cleveland OH Income Tax Revenue	5.000%	10/1/37	6,000	6,892
Cleveland OH Municipal School District GO	5.000%	12/1/25	1,845	2,163
Cleveland OH Municipal School District GO	5.000%	12/1/30	5,140	5,980
Cleveland OH Municipal School District GO	5.000%	12/1/46	3,000	3,369
Cleveland OH Public Power System Revenue	5.000%	11/15/28 (14)	1,250	1,293
Cleveland OH Public Power System Revenue	0.000%	11/15/33 (14)	6,895	3,796
Cleveland OH Water Pollution Control Revenue	5.000%	11/15/41	1,500	1,711
Cleveland OH Water Pollution Control Revenue	5.000%	11/15/45	1,565	1,778
Cleveland OH Water Revenue	5.000%	1/1/27	2,000	2,302
Cleveland OH Water Revenue	4.000%	1/1/35	2,000	2,091
Cleveland State University Ohio
General Receipts Revenue	5.000%	6/1/25	2,000	2,263
Cleveland State University Ohio
General Receipts Revenue	5.000%	6/1/26	2,700	3,051
Cleveland State University Ohio
General Receipts Revenue	5.000%	6/1/27	2,000	2,253
Cleveland State University Ohio
General Receipts Revenue	5.000%	6/1/37	2,815	3,144
Cleveland-Cuyahoga County OH
Port Authority Revenue (Cleveland Museum
of Art Project) VRDO	0.770%	6/7/17	700	700
Cleveland-Cuyahoga County OH
Port Authority Revenue (Cleveland Museum
of Art Project) VRDO	0.790%	6/7/17	1,935	1,935
Cleveland-Cuyahoga County OH Port Authority
Revenue (Euclid Avenue Development Corp.
Project)	5.000%	8/1/28	680	783
Cleveland-Cuyahoga County OH
Port Authority Revenue (Euclid Avenue
Development Corp. Project)	5.000%	8/1/30	3,020	3,440

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cleveland-Cuyahoga County OH
Port Authority Revenue (Euclid Avenue
Development Corp. Project)	5.000%	8/1/39	3,000	3,331
Columbus OH City School District GO	0.000%	12/1/29 (4)	2,000	1,393
Columbus OH City School District GO	5.000%	12/1/33	3,000	3,567
Columbus OH City School District GO	5.000%	12/1/42	500	584
Columbus OH City School District School
Facilities Construction & Improvement GO	5.000%	6/1/19 (Prere.)	1,545	1,667
Columbus OH City School District School
Facilities Construction & Improvement GO	5.000%	12/1/32	2,825	3,376
Columbus OH City School District School
Facilities Construction & Improvement GO	5.000%	12/1/47	1,480	1,724
Columbus OH GO	5.000%	2/15/22	1,900	2,228
Columbus OH GO	5.000%	2/15/24	1,475	1,802
Columbus OH GO	5.000%	7/1/24	1,000	1,171
Columbus OH GO	5.000%	2/15/28	7,435	9,343
Columbus OH GO	5.000%	7/1/30	2,700	3,299
Columbus OH GO	5.000%	7/1/30	2,500	2,972
Columbus OH GO	5.000%	7/1/31	1,185	1,409
Columbus OH GO VRDO	0.760%	6/7/17	1,500	1,500
Columbus OH Metropolitan Library Special
Obligation Revenue	5.000%	12/1/20 (Prere.)	1,320	1,498
Columbus OH Metropolitan Library Special
Obligation Revenue	5.000%	12/1/20 (Prere.)	1,000	1,135
Columbus OH Sewer Revenue	5.000%	6/1/26	3,255	3,967
Columbus OH Sewer Revenue	5.000%	6/1/29	2,000	2,439
Columbus OH Sewer Revenue	5.000%	6/1/31	1,000	1,178
Columbus OH Sewer Revenue	5.000%	6/1/32	2,600	3,121
Cuyahoga County OH
(Convention Hotel Project) COP	5.000%	12/1/36	1,000	1,131
Cuyahoga County OH Economic Development
Revenue (Med Mart/Convention Center
Project)	5.000%	12/1/24	4,000	4,509
Cuyahoga County OH Excise Tax Revenue
(Sports Facilities Improvement Project)	5.000%	12/1/27	1,880	2,198
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.000%	2/15/28	3,000	3,435
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.000%	2/15/30	2,000	2,239
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.000%	2/15/37	2,500	2,699
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.250%	2/15/47	4,000	4,372
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.500%	2/15/52	2,500	2,780
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.000%	2/15/57	2,700	2,822
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.500%	2/15/57	2,000	2,204
Cuyahoga County OH Public Library Fund
Special Obligation Revenue	4.000%	12/1/32	1,840	1,956
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/32	1,900	2,242
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/34	2,775	3,247
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/35	4,485	5,231

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cuyahoga OH Community College
District Revenue	5.000%	2/1/29	1,000	1,193
Dublin OH Special Obligation Revenue	5.000%	12/1/42	3,485	3,996
Dublin OH Special Obligation Revenue	5.000%	12/1/44	1,920	2,197
Elyria OH City School District GO	5.000%	12/1/29	505	608
Elyria OH School District GO	4.000%	12/1/51	4,685	4,827
Euclid OH City School District GO	4.750%	1/15/54	5,000	5,391
Fairfield County OH Hospital Facilities Revenue
(Fairfield Medical Center)	5.000%	6/15/43	4,250	4,516
Forest Hills OH Local School District GO	5.000%	12/1/46	2,000	2,271
Franklin County OH Convention Facilities
Authority Revenue	5.000%	12/1/30	4,435	5,253
Franklin County OH GO	5.000%	12/1/26	3,000	3,716
Franklin County OH GO	5.000%	12/1/31	3,000	3,607
Franklin County OH Health Care Facilities
Improvement Revenue (Ohio Presbyterian
Retirement Services Project)	5.625%	7/1/26	2,800	3,031
Franklin County OH Health Care Facilities
Improvement Revenue (OPRS Communities)	6.125%	7/1/40	4,110	4,566
Franklin County OH Hospital Facilities
Revenue (OhioHealth Corp.)	5.000%	5/15/31	5,000	5,753
Franklin County OH Hospital Facilities
Revenue (OhioHealth Corp.)	5.000%	5/15/34	2,610	2,975
Franklin County OH Hospital Facilities
Revenue (OhioHealth Corp.)	5.000%	11/15/36	3,640	4,004
Franklin County OH Hospital Facilities
Revenue (OhioHealth Corp.)	5.000%	5/15/45	4,640	5,198
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	4.750%	11/1/18 (Prere.)	1,500	1,581
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	5.000%	11/1/19 (Prere.)	1,500	1,642
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	5.000%	11/1/27	1,000	1,232
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	5.000%	11/1/28	1,570	1,921
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	5.000%	11/1/33	2,600	3,070
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	5.000%	11/1/42	7,000	7,635
Franklin County OH Revenue
(Trinity Health Corp.)	5.000%	12/1/46	1,500	1,707
Greene County OH Hospital Facilities Revenue
(Kettering Health Network Obligated
Group Project)	5.375%	4/1/34	2,500	2,649
Greene County OH Hospital Facilities Revenue
(Kettering Health Network Obligated
Group Project)	5.500%	4/1/39	2,500	2,653

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hamilton County OH Healthcare Facilities
Revenue (Christ Hospital Project)	5.250%	6/1/32	3,150	3,550
Hamilton County OH Healthcare Facilities
Revenue (Christ Hospital Project)	5.000%	6/1/42	5,000	5,522
Hamilton County OH Healthcare Facilities
Revenue (Christ Hospital Project)	5.500%	6/1/42	3,000	3,398
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/32	1,750	1,891
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/42	2,000	2,113
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/46	2,000	2,107
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/46	2,750	2,889
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/51	1,100	1,154
Hamilton County OH Hospital Facilities
Revenue (Cincinnati Children’s Hospital
Medical Center)	5.000%	5/15/34	1,000	1,152
Hamilton County OH Hospital Facilities
Revenue (TriHealth Obligated Group)	5.000%	8/15/42	5,000	5,675
Hamilton County OH Hospital Facilities
Revenue (TriHealth Obligated Group)	4.250%	8/15/47	3,000	3,090
Hamilton County OH Hospital Facilities
Revenue (TriHealth Obligated Group)	5.000%	8/15/47	3,000	3,388
Hamilton County OH Hospital Facilities
Revenue (UC Health)	5.000%	2/1/30	1,360	1,542
Hamilton County OH Hospital Facilities
Revenue (UC Health)	5.000%	2/1/44	2,500	2,752
Hamilton County OH Sales Tax Revenue	5.000%	12/1/29	5,000	6,054
Hamilton County OH Sales Tax Revenue	5.000%	12/1/30	1,500	1,807
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32	5,000	5,626
Hamilton County OH Sewer System Revenue	5.000%	12/1/22	1,000	1,192
Hamilton County OH Sewer System Revenue	5.000%	12/1/32	1,525	1,789
Hamilton OH City School District GO	5.000%	12/1/34	1,500	1,726
Harrison Hills Ohio City School District Ohio GO	4.000%	11/1/54	2,720	2,794
Huber Heights OH City School District GO	4.000%	12/1/34	2,000	2,137
Huron County OH Hospital Facilities Improvement
Revenue (Fisher-Titus Medical Center)	5.250%	12/1/37	3,000	3,007
JobsOhio Beverage System Statewide Liquor
Profits Revenue	5.000%	1/1/20	2,550	2,798
JobsOhio Beverage System Statewide Liquor
Profits Revenue	5.000%	1/1/38	15,850	17,771
1 JobsOhio Beverage System Statewide Liquor
Profits Revenue TOB VRDO	0.880%	6/7/17	2,180	2,180
Kent State University Ohio Revenue	5.000%	5/1/37	4,185	4,731
Lakeview OH Local School District Classroom
Facilities & School Improvement GO	5.000%	11/1/44	1,500	1,706
Lorain County OH Community College District
General Revenue	5.000%	6/1/21 (Prere.)	4,520	5,202
Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	4/1/33 (4)	4,000	4,129
Lorain County OH Hospital Facilities Revenue
(Kendal At Oberlin)	5.000%	11/15/23	1,000	1,164

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lorain County OH Hospital Facilities Revenue
(Kendal At Oberlin)	5.000%	11/15/30	2,500	2,779
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	5.250%	11/15/27	3,000	3,433
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	5.250%	11/15/28	4,000	4,571
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	6.500%	11/15/37	2,000	2,375
Lucas County OH Hospital Revenue (ProMedica
Healthcare Obligated Group)	6.000%	11/15/41	2,530	2,941
Madison OH Local School District GO	5.250%	12/1/32	695	788
Madison OH Local School District GO	5.250%	12/1/37	3,815	4,282
Mason OH City School District BAN	5.250%	12/1/17 (14)	2,915	2,980
Miami Trace OH Local School District GO	5.000%	12/1/48	3,730	4,218
Miami University of Ohio General
Receipts Revenue	5.000%	9/1/31	2,000	2,262
Miami University of Ohio General
Receipts Revenue	5.000%	9/1/36	2,000	2,244
Miamisburg OH City School District GO	5.000%	12/1/33	675	794
Miamisburg OH City School District GO	5.000%	12/1/35	1,435	1,674
Miamisburg OH City School District GO	5.000%	12/1/36	500	581
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.125%	8/1/31	1,250	1,366
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.250%	8/1/41	1,000	1,082
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.000%	8/1/47	5,000	5,443
Middletown OH City School District GO	5.000%	6/1/17 (Prere.)	5,345	5,345
Middletown OH City School District GO	5.250%	12/1/40	2,000	2,307
Middletown OH City School District GO	5.250%	12/1/48	5,870	6,736
Milford OH Exempt Village School District GO	5.000%	12/1/35	1,100	1,261
Milford OH Exempt Village School District GO	5.000%	12/1/36	1,250	1,430
Montgomery County OH Revenue
(Catholic Health Initiatives)	5.250%	11/12/23 (Prere.)	1,045	1,252
Montgomery County OH Revenue
(Catholic Health Initiatives)	5.250%	5/1/29	1,955	2,192
Montgomery County OH Revenue
(Miami Valley Hospital)	5.750%	11/15/23	1,000	1,134
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.800%	6/1/17 LOC	1,795	1,795
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.800%	6/1/17 LOC	500	500
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.800%	6/1/17 LOC	2,565	2,565
North Olmsted OH School District GO	5.000%	12/1/44	3,750	4,242
North Olmsted OH School District GO	4.000%	12/1/48	1,495	1,537
Northeast OH Regional Sewer District
Revenue (Wastewater Revenue Improvement)	5.000%	11/15/31	2,100	2,472
Northeast OH Regional Sewer District
Revenue (Wastewater Revenue Improvement)	5.000%	11/15/32	1,000	1,172
Northeast Ohio Regional Sewer
District Wastewater Revenue	5.000%	11/15/28	1,650	1,975
Northeast Ohio Regional Sewer
District Wastewater Revenue	5.000%	11/15/32	4,685	5,416

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Northeast Ohio Regional Sewer
District Wastewater Revenue	5.000%	11/15/38	12,430	14,154
Northeast Ohio Regional Sewer
District Wastewater Revenue	5.000%	11/15/39	1,000	1,149
Northeast Ohio Regional Sewer
District Wastewater Revenue	4.000%	11/15/49	9,000	9,291
Northwest Local School District Ohio GO	5.000%	12/1/40	1,650	1,906
Northwest Local School District Ohio GO	5.000%	12/1/45	3,760	4,328
Northwest Local School District Ohio GO	4.000%	12/1/50	3,780	3,876
Ohio Air Quality Development Authority
Revenue (Columbus Southern
Power Co. Project)	5.800%	12/1/38	2,000	2,171
Ohio Air Quality Development Authority Revenue
(Ohio Valley Electric Corp. Project)	5.625%	10/1/19	3,000	3,117
Ohio Building Authority Revenue
(Administration Building Fund)	5.000%	10/1/23	2,000	2,238
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	4/1/25	2,670	3,015
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	4/1/30	1,650	1,856
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	4/1/36	2,750	3,272
Ohio Capital Facilities Lease-Appropriation
Revenue (Adult Correctional
Building Fund Projects)	5.000%	10/1/35	1,500	1,727
Ohio Common Schools GO VRDO	0.750%	6/7/17	5,930	5,930
Ohio GO	5.000%	5/1/27	5,350	6,459
Ohio GO	5.000%	11/1/28	10,000	12,147
Ohio GO	5.000%	2/1/30	4,000	4,572
Ohio GO	5.000%	4/1/30	1,770	1,986
Ohio GO	5.000%	2/1/31	4,500	5,135
Ohio GO	5.000%	4/1/31	1,230	1,376
Ohio GO	5.000%	5/1/32	5,000	5,960
Ohio GO	5.000%	5/1/36	4,950	5,814
Ohio GO	5.000%	3/15/37	9,745	11,317
Ohio GO	5.000%	5/1/37	4,320	5,061
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve
University Project)	5.250%	12/1/26 (14)	3,520	4,415
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve
University Project)	4.000%	12/1/33	3,000	3,193
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve
University Project)	5.000%	12/1/40	2,500	2,877
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.125%	1/1/28	5,000	5,119
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health
System Obligated Group)	5.000%	1/1/29	3,500	4,022
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health
System Obligated Group)	5.500%	1/1/43	1,460	1,496

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health
System Obligated Group) VRDO	0.810%	6/1/17	650	650
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/17 (Prere.)	445	453
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/17 (Prere.)	1,000	1,017
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/26	1,370	1,393
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.250%	11/1/46	1,500	1,785
Ohio Higher Educational Facility Commission
Revenue (Franciscan University
of Steubenville Project)	5.000%	11/1/31	2,040	2,319
Ohio Higher Educational Facility Commission
Revenue (Franciscan University
of Steubenville Project)	5.000%	11/1/41	3,000	3,330
Ohio Higher Educational Facility Commission
Revenue (John Carroll University Project) PUT	2.250%	9/1/18	2,330	2,354
Ohio Higher Educational Facility Commission
Revenue (Kenyon College Project)	5.000%	7/1/37	5,955	6,747
Ohio Higher Educational Facility Commission
Revenue (Oberlin College Project)	5.000%	10/1/36	1,430	1,679
Ohio Higher Educational Facility Commission
Revenue (Oberlin College Project)	4.000%	10/1/47	7,000	7,253
Ohio Higher Educational Facility Commission
Revenue (Summa Health System)	5.750%	5/15/20 (Prere.)	270	306
Ohio Higher Educational Facility Commission
Revenue (Summa Health System)	5.750%	11/15/35	1,405	1,526
Ohio Higher Educational Facility Commission
Revenue (Summa Health System)	5.750%	11/15/40	2,455	2,657
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.500%	12/1/24	2,250	2,397
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.000%	12/1/29	2,575	2,986
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.375%	12/1/30	1,000	1,112
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.625%	12/1/41	2,000	2,235
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.000%	12/1/44	3,330	3,740
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.750%	11/1/18 (Prere.)	4,000	4,274
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/24	1,000	1,165
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/25	1,500	1,759
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/27	1,000	1,169
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/32	1,000	1,135
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/32	2,185	2,466

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/33	750	848
Ohio Hospital Facilities Revenue (Cleveland
Clinic Health System)	5.000%	1/1/22	2,250	2,532
Ohio Hospital Facilities Revenue
(Cleveland Clinic Health System)	5.000%	1/1/32	2,500	2,774
Ohio Hospital Revenue (Cleveland Clinic Health
System Obligated Group)	5.500%	1/1/39	6,600	7,051
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/28	6,560	7,444
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/29	2,000	2,258
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/41	7,000	7,553
Ohio Housing Finance Agency Residential
Mortgage Revenue	6.200%	9/1/33	1,175	1,213
Ohio Housing Finance Agency Residential
Mortgage Revenue	4.100%	3/1/42	1,000	1,042
Ohio Infrastructure Improvement GO	5.000%	8/1/21	900	1,041
Ohio Juvenile Correctional Capital
Facilities Revenue	5.000%	4/1/27	1,000	1,203
Ohio Major New State Infrastructure
Project Revenue	5.000%	12/15/27	2,000	2,454
Ohio Major New State Infrastructure
Project Revenue	5.000%	12/15/28	2,025	2,466
Ohio Parks & Recreation Capital
Facilities Revenue	5.000%	2/1/30	3,615	4,222
Ohio State University General Receipts Revenue	5.000%	12/1/17 (ETM)	280	286
Ohio State University General Receipts Revenue	5.000%	12/1/17	1,000	1,021
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	160	170
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	255	271
Ohio State University General Receipts Revenue	5.000%	12/1/18	835	886
Ohio State University General Receipts Revenue	5.000%	12/1/19	625	688
Ohio State University General Receipts Revenue	5.000%	6/1/38	8,000	9,166
Ohio State University General Receipts Revenue	5.000%	12/1/39	5,250	6,073
2 Ohio State University General Receipts Revenue
VRDO	0.710%	6/7/17	9,200	9,200
Ohio State University General Receipts Revenue
VRDO	0.740%	6/7/17	20,615	20,615
Ohio State University General Receipts Revenue
VRDO	0.740%	6/7/17	4,400	4,400
Ohio State University General Receipts Revenue
VRDO	0.740%	6/7/17	2,625	2,625
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/25	4,500	5,324
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/26	3,000	3,296
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/37	9,025	4,175
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/38	7,000	3,102
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/39	4,050	4,697
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/40	5,000	2,043
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/41	10,000	3,929
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/43	8,580	3,092
Ohio University General Receipts Revenue	5.000%	12/1/28	610	699
Ohio University General Receipts Revenue	5.000%	12/1/33	1,000	1,144
Ohio University General Receipts Revenue	5.000%	12/1/39	2,000	2,272

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio University General Receipts Revenue	5.000%	12/1/42	1,450	1,604
Ohio University General Receipts Revenue	5.000%	12/1/44	1,605	1,846
Ohio University General Receipts Revenue	5.000%	12/1/45	5,000	5,747
Ohio Water Development Authority Drinking
Water Assistance Fund Revenue	4.000%	12/1/30	5,900	6,618
Ohio Water Development Authority Fresh
Water Revenue	5.500%	12/1/18 (4)	645	690
Ohio Water Development Authority Fresh
Water Revenue	5.000%	6/1/29	2,145	2,641
Ohio Water Development Authority Pollution
Control Revenue (Water Quality)	5.000%	6/1/26	5,000	6,264
Ohio Water Development Authority Pollution
Control Revenue (Water Quality)	5.000%	12/1/29	1,000	1,220
Ohio Water Development Authority Revenue
(TimkenSteel Project) VRDO	0.790%	6/7/17 LOC	4,100	4,100
3 Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	12/1/19 (Prere.)	1,000	1,099
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/29	4,845	6,052
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	12/1/31	2,450	3,016
Princeton OH City School District GO	5.000%	12/1/26	500	602
Princeton OH City School District GO	5.000%	12/1/36	1,500	1,731
Revere OH Local School District GO	5.000%	12/1/42	3,025	3,397
Revere OH Local School District GO	5.000%	12/1/45	2,300	2,578
Rocky River OH City School District GO	5.375%	12/1/17	365	372
Ross County OH Hospital Facilities Revenue
(Adena Health System)	5.750%	12/1/35	10,040	10,627
Sandusky OH School District GO	5.000%	11/1/47	2,690	2,981
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.500%	2/15/18 (Prere.)	4,000	4,131
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.750%	2/15/18 (Prere.)	1,800	1,862
South-Western City OH School District GO	5.000%	12/1/36	1,700	1,941
Southeastern Ohio Port Authority Hospital
Facilities Revenue (Marietta Area Health
Care Inc. Obligated Group)	5.500%	12/1/29	1,000	1,087
Southeastern Ohio Port Authority Hospital
Facilities Revenue (Marietta Area Health
Care Inc. Obligated Group)	5.000%	12/1/35	1,125	1,162
Streetsboro OH City School District GO	5.250%	12/1/44	1,965	2,180
Toledo OH City School District GO	5.000%	12/1/23	1,085	1,237
Toledo OH City School District GO	5.000%	12/1/28	4,730	5,624
Toledo OH Waterworks Revenue	5.000%	11/15/28	1,040	1,273
Toledo OH Waterworks Revenue	5.000%	11/15/29	1,150	1,396
Toledo OH Waterworks Revenue	5.000%	11/15/37	3,125	3,656
Toledo OH Waterworks Revenue	5.000%	11/15/38	4,000	4,535
Toledo-Lucas County OH Port Authority
Student Housing Revenue (CHF-Toledo,
LLC - The University of Toledo Project)	5.000%	7/1/34	1,000	1,062
Toledo-Lucas County OH Port Authority
Student Housing Revenue (CHF-Toledo,
LLC - The University of Toledo Project)	5.000%	7/1/39	1,000	1,052
Tri Valley OH Local School District GO	5.500%	12/1/19 (14)	1,785	1,886

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/18 (Prere.)	595	609
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/26 (4)	6,980	7,632
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/29 (4)	2,000	2,184
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/33	2,975	3,362
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/33	2,000	2,312
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/20	1,000	1,116
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/21	1,000	1,132
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/23	3,665	4,299
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/25	500	561
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/26	500	560
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/27	2,000	2,377
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/30	1,890	2,198
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/31	1,000	1,156
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/39	1,050	1,200
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/46	2,000	2,298
University of Cincinnati Ohio General Receipts
Revenue	5.000%	6/1/47	3,525	4,074
University of Toledo Ohio General Receipts
Revenue	5.000%	6/1/29	1,000	1,114
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.000%	7/1/31	870	989
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.750%	7/1/33	600	695
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.000%	7/1/39	1,000	1,093
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.500%	7/1/39	1,225	1,374
Westlake OH City School District GO	5.000%	12/1/29	1,505	1,778
Westlake OH City School District GO	5.000%	12/1/30	1,440	1,695
Westlake OH City School District GO	4.000%	12/1/43	5,400	5,617
Westlake OH Special Obligation Revenue
(American Greetings/Crocker Park Public
Improvement Project)	5.000%	12/1/30	1,350	1,599

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Westlake OH Special Obligation Revenue
(American Greetings/Crocker Park Public
Improvement Project)	5.000%	12/1/32	1,395	1,636
Winton Woods City OH School District GO	4.000%	11/1/53	4,000	4,061
Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/32	715	758
Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/42	2,500	2,594
Woodridge OH School District GO	5.000%	12/1/46	3,605	4,124
Woodridge OH School District GO	4.000%	12/1/50	4,020	4,143
Wright State University Ohio General Revenue	5.000%	5/1/26	2,030	2,220
Wright State University Ohio General Revenue	5.000%	5/1/31	3,000	3,224
				1,154,443
Guam (0.4%)
Guam Government Business Privilege
Tax Revenue	5.000%	11/15/33	2,000	2,180
Guam Government Waterworks Authority
Water & Waste Water System Revenue	5.500%	7/1/43	2,300	2,559
				4,739
Total Tax-Exempt Municipal Bonds (Cost $1,108,725)				1,159,182

Ohio Long-Term Tax-Exempt Fund

Amount
($000)
Other Assets and Liabilities (0.4%)
Other Assets
Investment in Vanguard	77
Receivables for Investment Securities Sold	190
Receivables for Accrued Income	15,059
Receivables for Capital Shares Issued	429
Other Assets	198
Total Other Assets	15,953
Liabilities
Payables for Investment Securities Purchased	(8,861)
Payables for Capital Shares Redeemed	(361)
Payables for Distributions	(876)
Payables to Vanguard	(1,140)
Other Liabilities	(41)
Total Liabilities	(11,279)
Net Assets (100%)
Applicable to 92,300,425 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,163,856
Net Asset Value Per Share	$12.61

At May 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,111,116
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	2,256
Unrealized Appreciation (Depreciation)
Investment Securities	50,457
Futures Contracts	27
Net Assets	1,163,856

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, the value of this security represented 0.2% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2017.
3 Securities with a value of $412,000 have been segregated as initial margin for open futures contracts.

A key to abbreviations and other references follows the Statement of Net Assets.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
(18) SBLF (Michigan School Bond Loan Fund).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Long-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2017
($000)
Investment Income
Income
Interest	19,050
Total Income	19,050
Expenses
The Vanguard Group—Note B
Investment Advisory Services	78
Management and Administrative	658
Marketing and Distribution	98
Custodian Fees	7
Shareholders’ Reports	10
Total Expenses	851
Net Investment Income	18,199
Realized Net Gain (Loss)
Investment Securities Sold	2,445
Futures Contracts	267
Realized Net Gain (Loss)	2,712
Change in Unrealized Appreciation (Depreciation)
Investment Securities	36,947
Futures Contracts	27
Change in Unrealized Appreciation (Depreciation)	36,974
Net Increase (Decrease) in Net Assets Resulting from Operations	57,885

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,199	36,114
Realized Net Gain (Loss)	2,712	5,875
Change in Unrealized Appreciation (Depreciation)	36,974	(40,291)
Net Increase (Decrease) in Net Assets Resulting from Operations	57,885	1,698
Distributions
Net Investment Income	(18,181)	(36,115)
Realized Capital Gain[1]	(4,999)	(4,862)
Total Distributions	(23,180)	(40,977)
Capital Share Transactions
Issued	93,935	235,303
Issued in Lieu of Cash Distributions	16,522	27,781
Redeemed	(112,718)	(111,500)
Net Increase (Decrease) from Capital Share Transactions	(2,261)	151,584
Total Increase (Decrease)	32,444	112,305
Net Assets
Beginning of Period	1,131,412	1,019,107
End of Period[2]	1,163,856	1,131,412

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,381,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and ($1,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.23	$12.62	$12.63	$11.93	$12.96	$12.09
Investment Operations
Net Investment Income	. 200.408		.427	.444	.454	.449
Net Realized and Unrealized Gain (Loss)
on Investments	.435	(.331)	.055	.749	(1.003)	.870
Total from Investment Operations	.635	.077	.482	1.193	(.549)	1.319
Distributions
Dividends from Net Investment Income	(. 200)	(. 408)	(. 427)	(. 444)	(. 454)	(. 449)
Distributions from Realized Capital Gains	(. 055)	(. 059)	(. 065)	(. 049)	(. 027)	—
Total Distributions	(. 255)	(. 467)	(. 492)	(. 493)	(. 481)	(. 449)
Net Asset Value, End of Period	$12.61	$12.23	$12.62	$12.63	$11.93	$12.96

Total Return[1]	5.25%	0.51%	3.90%	10.19%	-4.28%	11.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,164	$1,131	$1,019	$965	$902	$1,055
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.16%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	3.24%	3.17%	3.39%	3.60%	3.69%	3.57%
Portfolio Turnover Rate	41%	15%	21%	23%	28%	15%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Ohio Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2017, the fund’s average investments in long and short futures contracts represented 3% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Ohio Long-Term Tax-Exempt Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2013–2016), and for the period ended May 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2017, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At May 31, 2017, the fund had contributed to Vanguard capital in the amount of $77,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Ohio Long-Term Tax-Exempt Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,159,182	—
Futures Contracts—Assets[1]	40	—	—
Futures Contracts—Liabilities[1]	(41)	—	—
Total	(1)	1,159,182	—
1 Represents variation margin on the last day of the reporting period.

D. At May 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2017	196	23,189	34
2-Year U.S. Treasury Note	September 2017	73	15,803	14
10-Year U.S. Treasury Note	September 2017	35	4,421	13
30-Year U.S. Treasury Bond	September 2017	(23)	(3,538)	(32)
Ultra 10-Year U.S. Treasury Note	September 2017	(6)	(814)	(1)
Ultra Long U.S. Treasury Bond	September 2017	(1)	(165)	(1)
				27

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Ohio Long-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At May 31, 2017, the cost of investment securities for tax purposes was $1,109,178,000. Net unrealized appreciation of investment securities for tax purposes was $50,004,000, consisting of unrealized gains of $52,912,000 on securities that had risen in value since their purchase and $2,908,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2017, the fund purchased $221,902,000 of investment securities and sold $233,508,000 of investment securities, other than temporary cash investments.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended May 31, 2017, such purchases and sales were $130,219,000 and $141,645,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	May 31, 2017	November 30, 2016
	Shares	Shares
	(000)	(000)
Issued	7,594	18,341
Issued in Lieu of Cash Distributions	1,335	2,171
Redeemed	(9,145)	(8,751)
Net Increase (Decrease) in Shares Outstanding	(216)	11,761

H. Management has determined that no material events or transactions occurred subsequent to May 31, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ohio Long-Term Tax-Exempt Fund	11/30/2016	5/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,052.51	$0.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.25	0.76

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Ohio Long-Term Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The Vanguard Municipal Bond Funds are not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the Vanguard Municipal Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the Vanguard Municipal Bond Funds particularly or the ability of the Bloomberg Barclays Indices to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Municipal Bond Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the Vanguard Municipal Bond Funds is the licensing of the Bloomberg Barclays Indices, which are determined, composed, and calculated by Barclays without regard to Vanguard or the Vanguard Municipal Bond Funds or any owners or purchasers of the Vanguard Municipal Bond Funds. Barclays has no obligation to take the needs of Vanguard, the Vanguard Municipal Bond Funds, or the owners of the Vanguard Municipal Bond Funds into consideration in determining, composing, or calculating the Bloomberg Barclays Indices. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Vanguard Municipal Bond Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the Vanguard Municipal Bond Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD MUNICIPAL BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT

TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES

OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer

Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q962 072017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: July 18, 2017
VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: July 18, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference